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                                                                  Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 8, 1995 included in LTX Corporation's Form 10-K for the year ended July 31, 1995 and to all references to our Firm included in this registration statement.



/s/  Arthur Andersen LLP
Boston, Massachusetts
September 21, 1995